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                                                              EXHIBIT 10.12(iii)

                                  AMENDMENT TWO
                                  -------------
                                       TO
                                       --
                              EMPLOYMENT AGREEMENT
                              --------------------

     This AMENDMENT TWO TO EMPLOYMENT AGREEMENT by and between Anthem Insurance Companies, Inc., an Indiana insurance company (the "Company") and Jane E. Niederberger (the "Executive") hereby amends the EMPLOYMENT AGREEMENT (the "Agreement") between the parties dated as of the 22/nd/ day of February, 1999, as follows:

1. Effective January 1, 2002, Section 2 of the Agreement is hereby amended by deleting the termination date and inserting in place thereof the 31/st/ day of December, 2003.

2. All other provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Company and the Executive have duly executed this AMENDMENT TWO TO EMPLOYMENT AGREEMENT effective as of the day and year first above written.

Jane E. Niederberger                        Anthem Insurance Companies, Inc.

  /s/ Jane E. Niederberger                  By:   /s/ Larry C. Glasscock
------------------------------------             -----------------------------

                                            Name: Larry C. Glasscock

                                            Title: President and CEO